                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): JANUARY 24, 2005

                       Intermagnetics General Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-11344                 14-1537454
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
  of incorporation)                    File Number)          Identification No.)

450 Old Niskayuna Road, Latham, New York                                12110
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (518) 782-1122
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLAN.

         On January 24, 2005, Intermagnetics General Corporation ("Intermagnetics") sent a notice to the directors and executive officers of Intermagnetics informing them that a blackout period with respect to the Intermagnetics General Corporation 401(k) Retirement Savings Plan will be in effect beginning January 25, 2005 for a period expected to end during the week of February 20, 2005. Intermagnetics provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTERMAGNETICS GENERAL CORPORATION


                                       By:   /s/ Michael K. Burke
                                             ---------------------------------
                                             Michael K. Burke
                                             Executive Vice President
                                             and Chief Financial Officer


Dated: January 24, 2005